Property and Equipment	3 Months Ended
Mar. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment

NOTE 5 - Property and Equipment

For the three months ended March 31, 2019 and the years ended December 31, 2018 and 2017, the changes in cost of property and equipment were as follows:

	Computer software and equipment	Furniture and fixture	Satellite Equipment	Ground station equipment	Vehicle	Leasehold Improvement	Total
January 1, 2017	$118,911	$10,006	$-	$-	$-	$-	$128,917
Addition	992	-	275,410	-	-	-	276,402
December 31, 2017	119,903	10,006	275,410	-	-	-	405,319
Addition	201,167	23,338	-	1,854,027	141,971	87,721	2,308,224
December 31, 2018	321,070	33,344	275,410	1,854,027	141,971	87,721	2,713,543
Addition	-	1,275	-	-	-	-	1,275
March 31, 2019 (Unaudited)	$321,070	$34,619	$275,410	$1,854,027	$141,971	$87,721	$2,714,818

For the three months ended March 31, 2019 and the years ended December 31, 2018 and 2017, the changes in accumulated depreciation for property and equipment were as follows:

	Computer software and equipment	Furniture and fixture	Satellite Equipment	Ground station equipment	Vehicle	Leasehold Improvement	Total
January 1, 2017	$39,604	$4,221	$-	$-	$-	$-	$43,825
Addition	17,159	1,997	37,611	-	-	-	56,767
December 31, 2017	56,763	6,218	37,611	-	-	-	100,592
Addition	44,366	3,153	53,749	92,701	21,980	5,508	221,457
December 31, 2018	101,129	9,371	91,360	92,701	21,980	5,508	322,049
Addition	16,048	1,693	13,771	92,701	8,496	4,717	137,426
March 31, 2019 (Unaudited)	$117,177	$11,064	$105,131	$185,402	$30,476	$10,225	$459,475

As of January 1, 2017, construction in progress of $3,660,000 was the payment for the construction of ground station equipment relating to satellite communication system and in-flight system for the Company's internal use. In 2017, one of the purchase contracts related to onboard equipment became undeliverable. Therefore, the Company reclassified the relevant payment of $410,000 recorded under construction in progress to other receivable. As a result, the balance of construction in progress was reduced to $3,250,000 as of December 31, 2017.  On April 3, 2018, the Company reversed its payable to vendor and construction in progress in the amount of $262,141 due to the termination of the project. As of December 31, 2018, the balance of construction in progress was $1,311,245 after the Company incurred additional $899,185 in construction in progress, while transferred construction in progress in the amount of $721,799 to R&D expenses and $1,854,027 to ground station equipment. As of March 31, 2019, the balance of construction in progress was $0 (unaudited) after the Company transferred $416,231 (unaudited) to R&D expenses and $895,014 (unaudited) to inventories. The Company also transferred $54,625 (unaudited) of prepayment for equipment to inventory.

On May 1, 2018, the Company and Aerkomm Taiwan entered into a binding memorandum of understanding with Tsai Ming-Yin (the "Seller") with respect to the acquisition by Aerkomm Taiwan of a parcel of land located in Taiwan. The land is expected to be used to build a satellite ground station and data center. On July 10, 2018, the Company, Aerkomm Taiwan and the Seller entered into a certain real estate sales contract regarding this acquisition. Pursuant to the terms of the contract, and subsequent amendments on July 30, 2018, September 4, 2018, November 2, 2018 and January 3, 2019, the Company paid to the seller in installments refundable prepayment of $33.85 million as of December 31, 2018. The remaining amount of the purchase price, $624,462, which may also be paid in installments, must be paid in full by the Company and Aerkomm Taiwan in cash before January 4, 2019, which was subsequently extended to July 4, 2019. As of March 31, 2019, the estimated commission payable for the land purchase in the amount of $1,369,148 was recorded to the cost of land.